LONGTERM INVESTMENTS (Tables)	6 Months Ended
Jun. 30, 2022
LONGTERM INVESTMENTS
Schedule Of Long-term Investments Activity
	Investee common shares	Warrants CAD 0.30 exercise price	Warrants CAD 1.00 exercise price
Financial asset hierarchy level	Level 3	Level 3	Level 3	Total
Thousands of United States dollars	$	$	$	$
Balance at December 31, 2021	1,987	625	58	2,670
Loss on changes in fair value	(880)	(403)	(50)	(1,333)
Balance at June 30, 2022	1,107	222	8	1,337

Schedule Of Fair Value Of The Warrants
	Warrants CAD 0.30 exercise price	Warrants CAD 1.00 exercise price
Share price	$0.32	$0.32
Exercise price	$0.23	$0.78
Volatility	100%	100%
Risk-free interest rate	3.1%	3.1%
Dividend yield	0.0%	0.0%
Expected term in years	0.6	0.6
Fair value	$0.13	$0.02
Quantity owned	1,666,667	333,333
Fair value	$222,000	$8,000